UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 9, 2007 (June 15, 2007)

American Enterprise Development Corporation
(Exact name of registrant as specified in its charter)

Texas	000-50526	76-0649310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2544 Tarpley Rd., Suite 104
Carrollton, Texas 75006
(Address of principal executive offices including zip code)

(972) 418-0225
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Investment Agreement

On June 15, 2007, American Enterprise Development Corporation, a Texas corporation (the "Company"), entered into an Investment Agreement (the "Investment Agreement") with Dutchess Private Equities Fund, Ltd., a Cayman Islands exempted company ("Dutchess"), pursuant to which Dutchess committed, upon request from the Company, to purchase up to $10,000,000 of the Company's common stock, par value $0.0003 per share (the "Common Stock") over the course of 36 months (the "Applicable Period") following the date upon which a registration statement covering 30,000,000 shares of Common Stock has been declared effective (the "Effective Date") by the U.S. Securities and Exchange Commission (the "SEC").

Pursuant to the Investment Agreement, at one or more times during the Applicable Period, the Company, by written notice to Dutchess (each a "Put Notice"), may, in its sole discretion, require Dutchess to purchase within seven (7) business days (the "Closing Date") following the date Dutchess receives the Put Notice (the "Put Date") an amount of shares of Common Stock not exceeding, at the Company's election, either (i) $250,000 or (ii) 200% of the Common Stock's average daily trading volume multiplied by the average daily closing prices for the three trading days immediately preceding the Put Date, with the per-share purchase price determined as set forth below.

The per-share purchase price to be paid to the Company by Dutchess for each Put Notice shall be equal to 93% of the lowest of the best closing bid prices (such per-share purchase price being the "Purchase Price") of the Common Stock during the five (5) consecutive trading days immediately following the Put Date (the "Pricing Period"). The Company may withdraw a Put Notice if the Purchase Price for a particular Put Notice is not equal to at least 75% of the average of the closing bid prices of the Common Stock for the ten (10) trading days immediately preceding the Put Date.

The Company may not deliver another Put Notice during the time period commencing on a Put Date and ending on the Closing Date applicable to such Put Date. Further, none of the Company's officers, insiders, affiliates or other related parties may sell any shares of Common Stock during the Pricing Period.

A copy of the Investment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights

In connection with the Investment Agreement, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Dutchess pursuant to which the Company is required to file a registration statement with the SEC within fifteen (15) days of the date of the Registration Rights Agreement to register 30,000,000 shares of Common Stock. The Company must use all commercially reasonable efforts to have the registration statement declared effective by the SEC within ninety (90) calendar days after the date of the Registration Rights Agreement.

A copy of the Registration Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 4.1	Registration Rights Agreement, dated as of June 15, 2007, between American Enterprise Development Corporation and Dutchess Private Equities Fund, Ltd.
Exhibit 10.1	Investment Agreement, dated as of June 15, 2007, between American Enterprise Development Corporation and Dutchess Private Equities Fund, Ltd.

 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

Date: April 4, 2007	By: /s/ C.K. Williams
C.K. Williams
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 4.1	Registration Rights Agreement, dated as of June 15, 2007, between American Enterprise Development Corporation and Dutchess Private Equities Fund, Ltd.
Exhibit 10.1	Investment Agreement, dated as of June 15, 2007, between American Enterprise Development Corporation and Dutchess Private Equities Fund, Ltd.